                                                                EXHIBIT 10.8

           APPLE SOLUTION PROFESSIONALS NETWORK ENROLLMENT AGREEMENT

This Apple Solution Professionals Network Enrollment Agreement ("Agreement") is made between Apple Computer, Inc., ("Apple") and the qualified individual or organization set forth on the reverse side of this Agreement ("Applicant"). This Agreement shall govern Applicant's ability to participate in Apple's then-current Apple Solution Professionals Network ("ASPN") Program (the "Program"). By signing below, Applicant agrees to be bound by the terms and conditions of this Agreement.

1. ASPN Offerings. Apple shall communicate to Applicant the current offerings under the Program. The Applicant understands that Apple reserves the right to modify terms, conditions, and policies of the Program at any time without notice.

2. Certification. The Applicant hereby certifies that the information that the Applicant has supplied in the application is true and correct and acknowledges that Apple has relied on such information for purposes of determining the Applicant's qualifications for the Program. It is understood and agreed that this information is for the express use of Apple and does not constitute certification or endorsement by Apple or the Applicant. The Applicant understands that Apple reserves the right to discontinue membership of any applicant who does not meet the criteria for participation; such criteria shall be determined at Apple's sole discretion. NO refund or partial refund of the Program's annual fee will be made in the event Applicant's membership is discontinued. The Applicant understands that participation in the Program is limited to entities located in and supplying information to customers located in the United States (fifty states and DC) only.

3. Relationship with Apple. The Applicant understands and agrees that the Applicant is an independent contractor, has no power or authority to bind Apple, and is applying solely for membership in the Program. Nothing in this Agreement or the Program application shall be construed as creating any relationship such as employer-employee, principal-agent or franchisor-franchisee.

4. Apple Proprietary Rights. The Applicant agrees that the Applicant is not authorized or permitted by Apple to use the name "Apple Solution Professionals Network," unless and until ASPN membership has been fully processed at the Affiliate level. Use of the ASPN logo shall adhere strictly to the guidelines as set forth in Apple's then current ASPN Handbook. The Applicant further agrees that the Applicant is not authorized or permitted by Apple to use the registered trademarks "Apple," the Apple logo, or any other trademarks or trade names belonging or licensed to Apple in any advertising or in any way.

5. Information Access and Release Authorization. Applicant hereby authorizes Apple to disclose and/or publish information regarding the Applicant's name, address, expertise profile, and business profile in printed and/or electronic forms such as directories, HyperCard stacks, CD-ROMs, on-line access, and the like.

6. Confidentiality. The Applicant agrees that any information disclosed to the Applicant by Apple, whether oral or written or in other tangible form, and that is identified by Apple as confidential or proprietary, shall be characterized as confidential information and that the Applicant will not disclose such confidential information to any employees who do not have a specific need to use such information or to any third party without Apple's prior written consent. The Applicant agrees to return to Apple immediately upon Apple's written request any confidential information the Applicant has received in writing or in other tangible form. The Applicant acknowledges that the unauthorized disclosure or use of Apple confidential or proprietary information will cause irreparable harm and significant injury to Apple that may be difficult to ascertain. Accordingly, the Applicant agrees that Apple will have the right to seek and obtain immediate injunctive relief in addition to any other rights and remedies Apple may have.

7. No Warranty. The Applicant understands that the information provided to the Applicant by Apple is supplied "AS IS" without warranty of any kind as to its accuracy or completeness. To the extent that Apple makes available any products or product information, the applicant understands that Apple is under no obligation to provide updates, enhancements, or corrections or to notify the Applicant of any product changes that Apple may make. Apple accepts no responsibility or liability for any expenses, losses, or action incurred or undertaken by the applicant with respect to the information.

8. Terms. Unless terminated as provided herein, this Agreement shall be effective upon the shipment of the Program Welcome Kit to the Applicant from Apple. Applicant fees are for an annual period beginning from the effective date. Applicant and Apple agree that in no event shall either party be obligated to renew or extend this Agreement.

9. Termination with Thirty (30) Days Notice. Either party may terminate this Agreement at will at any time, with or without cause, by written notice to the other party not less than THIRTY (30) DAYS before the effective date of such notice.

10. Immediate Termination. To the extent permitted by applicable law, Apple may terminate this Agreement immediately and without notice in the event that:

(A) Applicant fails to perform any obligation, duty, or responsibility imposed under this Agreement and such failure remains unremedied FIFTEEN (15) DAYS after written notice thereof;

(B) Applicant commits a felony, engages in an unlawful business practice;

(C) there should be any material change or transfer in the management or control of Applicant, Applicant's business operations, or any new affiliation or transfer or any substantial part of its business; or

(D) any conduct or proposed conduct of Applicant exposes or threatens to expose Apple to any liability or obligation, including any federal, state, or local law.

11.     Effect of Termination.  Upon expiration or termination of this
Agreement:

(A) Applicant shall immediately cease use of the name "Apple Solution Professionals Network" and the ASPN logo, and otherwise discontinue representing to the public and trade that it is a participant in the Program.

(B) Applicant shall promptly return to Apple all Apple confidential information or certify in writing that it has destroyed such information;

(C) No refund or partial refund of the Program's annual fee will be made in the event the Agreement is terminated; however, if Apple terminates the Agreement pursuant to Section 9 above, Apple shall refund a pro-rata portion of the annual membership fee based on the effective date and the termination of the Agreement.

12. Limitation of Liability. IN NO EVENT SHALL APPLE BE LIABLE FOR DIRECT, INCIDENTAL, CONSEQUENTIAL, INDIRECT, OR SPECIAL DAMAGES OF ANY NATURE, INCLUDING, WITHOUT LIMITATION, LOST BUSINESS PROFITS.

13. Limitation of Remedies. THE REMEDIES SET FORTH IN THIS AGREEMENT SHALL BE APPLICANT'S SOLE AND EXCLUSIVE REMEDIES FOR ANY BREACH OF THIS AGREEMENT BY APPLE.

14. Governing Law/Disputes/Notices. This Agreement and the corresponding relationship of the parties shall be governed by and construed in accordance with the laws of the State of California. Any dispute, resolution, or proceeding with respect to this Agreement shall take place in the County of Santa Clara, State of California. Notices and demands of any kind that Applicant may be required or desire to serve upon Apple pursuant to this Agreement shall be served by United States mail, postage prepaid, or overnight courier, to Apple, Inc., at :

Apple Computer, Inc.
Attn:  Apple Law Department
900 E. Hamilton Avenue, M/S 76-LG
Campbell, CA  95008

15. Severability/Waiver. In the event that any provision of this Agreement shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining portions of this Agreement shall remain in full force and effect and construed so as to best effectuate the intention of the parties upon execution. The waiver of any one default shall not waive subsequent defaults of the same or different kind.

16. Entire Agreement. This document and all Apple provided documents with respect to Applicants utilization of specific elements of the Program contain all the agreements, warranties, understanding, conditions, covenants, and representations made between Applicant and Apple. Any different or additional terms and conditions in any purchase order, invoice or other such document are hereby expressly rejected by Apple and shall have no force or effect.

The duly authorized representative of the Applicant hereby executes this Agreement on the date set forth below.


/s/HomeCom Communications
- ---------------------------------------------
Company Name

/s/Shannon Kinnard
- ---------------------------------------------
Name (print)

/s/Marketing
- ---------------------------------------------
Title

/s/ Shannon Kinnard
- ---------------------------------------------

ASPN ENROLLMENT FORM

Make the connection today!  Simply complete and sign this form then:
Fax it to us at 1-800-ASPN-FAX (277-6329) or Mail it to us at P.O. Box 277, Minneapolis, MN 55440-0277

                               Enrollment Process

Thank you for your interest in the Apple Solution Professionals Network. The information you provide on this application will help us process your membership quickly and easily. Please read and complete this form carefully.
Note: Your signature is required on the terms and conditions located on the back of this form to finalize enrollment processing.

Once your enrollment form has been processed, an ASPN Welcome Kit will be sent to you within two weeks.


                             Membership Information


       Kinnard                   Shannon                 Marketing
       -----------------------------------------------------------
       Last Name (please print)  First Name              Title

       HomeCom Communications
       -----------------------------------------------------------
       Company Name

       3535 Piedmont Road, Building 14, Suite 100
       -----------------------------------------------------------
       Mailing Address

       Atlanta                   GA                     30305
       -----------------------------------------------------------
       City                      State                  Zip

       (404) 237-4646            (404) 237-3060
       -----------------------------------------------------------
       Phone Number              Fax Number



                                  Market Focus

Please indicate which customer market segments you target. (Check all that apply.)
[x]  Accounting
[x]  Advertising Agencies
[ ]  Agribusiness
[ ]  Architecture/Construction
[x]  Business, Small
[x]  Business, Medium
[x]  Business, Large
[x]  Communications
[x]  Distribution
[ ]  Education (K-12)
[ ]  Education (Higher)
[x]  Engineering
[x]  Entertainment
[x]  Finance/Banking
[ ]  Government/Federal
[ ]  Government/ St. & Local

[x]  Graphic Design
[x]  Human Services
[ ]  Legal
[ ]  Manufacturing
[ ]  Medical/Dental
[x]  Non-Profit Organizations
[x]  Printing/Publishing
[x]  Professional Services
[x]  Real Estate
[x]  Retail
[ ]  Utilities
[ ]  Other

                              Services & Solutions

Please indicate the services & solutions areas in which you have expertise. (Check all that apply.)
[x]  2D/3D Drawing
[x]  Business Consulting
[x]  Custom Development
[x]  Database Management
[x]  Developer/Programmer
[ ]  Executive Info. Systems
[ ]  Financial
[ ]  General Productivity
[x]  Graphic Design
[x]  Imaging
[x]  Internet Services
[x]  Multimedia
[ ]  Network Configuration
[x]  Networking & Communications
[ ]  Newton Development
[x]  Office Automation
[x]  On-site Support
[ ]  Pre-Press/Publishing
[ ]  Project Management
[x]  Sales Automation
[x]  Technical Design
[x]  Technology Planning
[x]  Training
[x]  Troubleshooting
[x]  Other  Web Development

                            Membership Requirements

An e-mail address is required of all ASPN members to provide product, program, and industry information, as well as offer a consistent and timely communication exchange mechanism with program members, Apple personnel, and other interested parties.

If you don't have an e-mail service, information on establishing an e-mail account will be in your ASPN Welcome Kit. If you already have an e-mail account, please provide your address.
Shannon @ HomeCom

Apple Representative Approval
If you are enrolling as an Affiliate member, the Apple Representative for your area will contact you.

                              Payment Information

[  ]  Colleague (U.S. $95)
[  ]  Affiliate (U.S. $495)
[  ]  Money Order, Personal, Company, or Cashier's check payable to:  Apple
      Computer, Inc.

Amount enclosed or authorized $495


- --------------------------------------------
Card Holder Name


- ------------    ----------------------------
Card Number     Expiration Date


- --------------------------------------------
Card Holder Signature